Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lois A. Toth, Treasurer of Capital Directions, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Quarterly Report on Form 10-Q for the period ended September 30, 2003 which this accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report on Form 10-Q for the period ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of the operations of Capital Directions, Inc.

Date: November 7, 2003	/s/ Lois A. Toth

Lois A. Toth
Treasurer

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